INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
             Proxy State Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)


 Filed by the Registrant [X]
 Filed by a Party other than the Registrant [ ]

 Check the appropriate box:
 [ ] Preliminary Proxy Statement              [ ] Confidential, For Use of the
                                                  Commission Only (as permitted
                                                  by Rule14A-6(e)(2))
 [X] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Under Rule 14a-12


                           INTERNATIONAL ISOTOPES INC.
 _______________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

 _______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
         [ ] No Fee Required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.
         (1) Title of each class of securities to which transaction applies:

 _______________________________________________________________________________
         (2) Aggregate number of securities to which transaction applies:

 _______________________________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 _______________________________________________________________________________
         (4) Proposed maximum aggregate value of transaction:

 _______________________________________________________________________________
         (5) Total fee paid:

 _______________________________________________________________________________
         [ ] Fee paid previously with preliminary materials:

 _______________________________________________________________________________
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

 _______________________________________________________________________________
         (2) Form, Schedule or Registration Statement No.:

 _______________________________________________________________________________
         (3)  Filing Party:

 _______________________________________________________________________________
         (4)  Date Filed:

 _______________________________________________________________________________

                           INTERNATIONAL ISOTOPES INC.

                              4137 Commerce Circle
                            Idaho Falls, Idaho 83401
                                 (208) 524-5300
                                 _______________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 25, 2004
                                 _______________


 To the Shareholders of
 INTERNATIONAL ISOTOPES INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of International Isotopes Inc. (the "Company" or "I3"), a Texas corporation, will be held at I3's principal offices, 4137 Commerce Circle, Idaho Falls, Idaho 83401, on Friday, June 25, 2004, at 2:00 p.m., mountain time, for the following purposes:

         1. To elect three (3) directors to serve until the next succeeding annual meeting and until their respective successors are elected and qualified;

         2. To ratify the appointment by the Board of Directors of Hansen, Barnett & Maxwell as independent certified public accountants of I3 for the fiscal year ending December 31, 2004; and

         3. To transact such other business as properly may come before the meeting or any adjournment thereof.

         The close of business on April 20, 2004 has been fixed by the Board of Directors as the record date for the Annual Meeting. Only shareholders of record on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The stock transfer books will not be closed.

         A Proxy Statement, form of Proxy, and copy of the Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission with respect to the Company's operations during the fiscal year ended December 31, 2003, accompany this notice.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT TO THE ADDRESS SET FORTH ON THE REVERSE SIDE OF THE PROXY. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                 By Order of the Board of Directors

                                          STEVE T. LAFLIN
                                         President and CEO
May 14, 2004

                           INTERNATIONAL ISOTOPES INC.

                              4137 Commerce Circle
                            Idaho Falls, Idaho 83401
                                 (208) 524-5300
                                _________________

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                           To be Held on June 25, 2004

                             SOLICITATION OF PROXIES

         This Proxy Statement is furnished to shareholders of International Isotopes Inc., a Texas corporation (the "Company" or "I3"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Shareholders of the Company to be held at I3's principal offices, 4137 Commerce Circle, Idaho Falls, Idaho 83401 on Friday, June 25, 2004, at 2:00 p.m., mountain time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References herein to the "Company" include its subsidiary, unless the context otherwise requires.

         This Proxy Statement and form of Proxy are being mailed to shareholders on or about May 14, 2004. If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A shareholder who attends the meeting in person may revoke his or her proxy at that time and vote in person if so desired. All proxies duly signed, dated, and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote:

                (1) FOR the election of the three (3) nominees listed under "Election of Directors" as nominees of I3 for election as directors; and

                (2) FOR the ratification of the appointment by the Board of Directors of Hansen, Barnett & Maxwell as independent certified public accountants of I3 the Company for the fiscal year ending December 31, 2004.

         The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the shareholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

         The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the numbers of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners, and the Company will reimburse such persons for their expense in so doing.

                OUTSTANDING CAPITAL STOCK AND STOCK OWNERSHIP OF
                      DIRECTORS, CERTAIN EXECUTIVE OFFICERS
                           AND PRINCIPAL SHAREHOLDERS

         The record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting has been established by the Board of Directors as the close of business on April 20, 2004. As of March 26, 2004, the Company had issued and outstanding and entitled to vote at the Annual Meeting 141,424,502 shares of Common Stock, par value $.01 per share ("Common Stock"). (For a description of the voting rights of the Common Stock, see "Quorum and Voting" herein.)

         The following table sets forth information as of March 31, 2004, regarding the beneficial ownership of the Company's Common Stock by each person or group known by management of the Company to own more than five percent of the outstanding shares of Common Stock of the Company, by each of the Company's executive officers named in the Summary Compensation Table below, by each of the Company's directors (and director nominees) and by all of its directors (and nominees) and executive officers as a group.

                                             Shares of Common Stock Beneficially
                                             Owned and Percentage of Outstanding
                                                        Shares as of
                                                       March 26, 2004
                    Name                         Number(1)(9)       Percent
 ------------------------------------------      ------------       -------
 Dr. Ralph M. Richart (2)*.................        48,855,530         29.0%
 John M. McCormack (3).....................        54,510,664         33.6%
 William Nicholson (4).....................        20,473,653         13.7%
 Marie C. Keane and James J. Keane (5).....        16,814,640         11.6%
 Walter O'Hearn (6)........................        16,282,473         11.2%
 Christopher Grosso (7)*...................         9,810,069          6.5%
 Steve T. Laflin (8)* .....................         8,500,125          5.7%

 * Directors and executive officers as a
 group (3 persons) (3).....................        66,665,599         36.9%

 (1) Unless otherwise indicated, to the knowledge of the Company, all shares are owned directly and the owner has sole voting and investment power.
 (2) Includes 24,883,534 warrants exercisable by Dr. Richart at an average exercise price of $.045 per share, 500,000 stock options exercisable at $.03 per share, and 866,866 shares issuable upon conversion of an outstanding convertible note. Does not include 500,000 options at $.03 per share that are not exercisable within 60 days of April 30, 2004. Dr. Richart's address is 630 West 168th St., New York, NY 10032.
 (3)     Includes an aggregate of  24,121,689  shares and warrants  beneficially owned by Mr. McCormack's children's trusts. Mr. McCormack disclaims beneficial ownership of such shares. Also includes 10,722,472 warrants exercisable by Mr. McCormack at an average exercise price of $.045 per share and 902,777 shares issuable upon conversion of an outstanding convertible note. Mr. McCormack's address is 1303 Campbell Road, Houston, TX 77055.
 (4) Includes 6,832,328 warrants exercisable by Mr. Nicholson at an average exercise price of $.045 per share and 725,000 shares issuable upon conversion of an outstanding convertible note. Mr. Nicholson's address is 121 Post Oak Lane, #2105, Houston, TX 77024.
 (5) Includes 875,000 shares owned by Keane Securities Co., Inc., of which Mr. Keane is a principal. Also includes 3,411,012 warrants exercisable by Mr. Keane at an average exercise price of $.045 per share and 405,555 shares issuable upon conversion of an outstanding convertible note. Mr. Keane's address is Fifty Broadway, New York, NY 10004.
 (6) Includes 875,000 shares owned by Keane Securities Co., Inc., of which Mr. O'Hearn is a principal. Also includes 3,526,612 warrants exercisable by Mr. O'Hearn at an average exercise price of $.045 per share and 405,555 shares issuable to him upon conversion of an outstanding convertible note. Does not include 930,000 warrants and shares owned by Mr. O'Hearn's wife, children and grandchildren, of which Mr. O'Hearn disclaims beneficial ownership. Mr. O'Hearn's address is Fifty Broadway, New York, NY 10004.
 (7) Also includes 4,527,066 warrants exercisable by Mr. Grosso at an average exercise price of $.045 per share, 500,000 stock options exercisable at $.03 per share, and 144,444 shares issuable upon conversion of an outstanding convertible note. Does not include 500,000 options at $.03 per share that are not exercisable within 60 days of April 30, 2004. Mr. Grosso's address is 480 Broadway, Suite 310, Saratoga Springs, NY 12866.
 (8) Includes options to purchase 8,500,000 shares of common stock that are exercisable by Mr. Laflin within 60 days of April 30, 2004. Does not include options to purchase 2,500,000 shares of common stock granted to Mr. Laflin but not exercisable by Mr. Laflin within 60 days of April 30, 2004. Mr. Laflin's address is that of the Company.
 (9) Includes shares subject to options, warrants or convertible notes that may be acquired within 60 days after April 30, 2004. Such shares are deemed to be outstanding and to be beneficially owned by the person or group holding the options for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

         Section 16(a)     Beneficial Ownership Reporting Compliance.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports relating to their ownership and change in ownership of the Company's Common Stock with the Securities and Exchange Commission and the NASD. The Company is unaware of any officers and directors of the Company who failed to timely file a Form 4 or Form 5 in connection with their purchase or sale of Common Stock.

                                QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. The affirmative vote of a majority of the voting power represented at the meeting, present in person or represented by proxy, and entitled to vote is required for the election of directors. A holder of shares of Common Stock will be entitled to one vote per share of Common Stock as to each matter properly brought before the meeting. Cumulative voting is not permitted in the election of directors. Abstentions and votes "withheld" are included in the determination of the number of shares present at the meeting for purposes of determining a quorum. Broker non-votes are counted for purposes of determining whether a quorum is present on any particular matter only if authority to vote on the matter is granted by the respective proxy. Abstentions and broker non-votes have the effect of negative votes on matters requiring approval of a specified percentage of the outstanding shares. For matters requiring approval by the holders of a specified percentage of the voting power represented at the meeting and entitled to vote, abstentions will have the effect of negative votes but broker non-votes will have no effect.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Three directors will be elected at the Annual Meeting for terms expiring at the next Annual Meeting. The directors will continue to serve until their respective successors are duly elected and qualified.

         Shares represented by proxies returned duly executed will be voted, unless otherwise specified, in favor of the three nominees for the Board of Directors named below. The proxies cannot be voted for more than three nominees. The nominees have indicated that they are able and willing to serve as directors. If any (or all) such persons should be unable to serve, the persons named in the enclosed proxy will vote the shares covered thereby for such substitute nominee (or nominees) as the Board of Directors may select. Shareholders may withhold authority to vote for any nominee by striking a line through the name of such nominee in the space provided for such purpose on the form of Proxy.

 Nominees for Directors

         Ralph M. Richart, M.D., age 70, was elected by the Board of Directors on January 22, 2002. The other directors elected him to serve as Chairman on April 24, 2002. Dr. Richart is a professor and Vice Chairman of the Department of Pathology at Columbia University College of Physicians and Surgeons, where he has been employed since 1963. Dr. Richart has previously served on the Board of Directors of several publicly held companies and multiple corporate medical advisory boards as well as serving as CEO in several privately held companies in the fields of medicine and electronics. Additionally his extensive experience also includes leading clinical trials resulting in FDA product approval and he has served as an advisor to medical device and pharmaceutical companies as well as the FDA.

         Steve T. Laflin, age 47, was elected to fill a vacant seat on the Board in June 2001. Mr. Laflin had been the President and General Manager of the Company's subsidiary, International Isotopes Idaho Inc., since 1996. In August 2001 Mr. Laflin was promoted from President and General Manager of the Company's wholly owned subsidiary to President and Chief Executive Officer of the Company. Mr. Laflin has a BS degree in Physics from Idaho State University and has been employed in various senior engineering and management positions in the nuclear industry since 1992.

         Christopher Grosso, age 36, was elected as a director on April 24, 2002. He is currently a principal of Kershner Grosso, Inc., a New York based money management and investment banking firm. During his 13 years at Kershner Grosso, Mr. Grosso has been its Senior Research Analyst and Portfolio Manager, and has led the firm's investment banking and venture capital activities. Prior to joining Kershner Grosso, he was with Howe and Rusling Investment Management and Chase Manhattan Bank. Mr. Grosso received his B.S. in business administration from Skidmore College.

         The Board of Directors met seven (7) times during 2003. No director attended fewer than 75 percent of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he served.

         Audit Committee. The Audit Committee, first established in January 1997, currently consists of Dr. Ralph Richart and Christopher Grosso. Dr. Richart and Mr. Grosso are each an "independent director" under NASD rules. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company's independent auditors. Under SEC rules, the independent auditing firm is required to report directly to the Audit Committee. The responsibility of the Audit Committee includes resolving disagreements between Company management and the auditor related to financial reporting. The Audit Committee is responsible for establishing procedures for receipt of complaints relating to accounting, internal control, and auditing and confidential, anonymous information submitted by employees relating to questionable accounting or auditing matters. The committee has the authority to employ independent counsel and other advisors in connection with its duties. The Audit Committee met one time during fiscal 2003.

         Compensation Committee. The Compensation Committee, established in January 1997, currently consists of Dr. Ralph Richart and Christopher Grosso. The Compensation Committee reviews the compensation and benefits of all officers of the Company, makes recommendations to the Board of Directors and reviews general policy matters relating to compensation and benefits of employees of the Company, including administration of the Company's 2002 Amended and Restated Long Term Incentive Plan. The Compensation Committee met one time during fiscal 2003.


                                  PROPOSAL TWO

                      RATIFICATION OF SELECTION OF AUDITOR

         The Board of Directors has selected Hansen, Barnett & Maxwell as independent certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004, and has determined that it would be desirable to request that the shareholders ratify such selection. The decision was approved by the audit committee of the Board of Directors. The affirmative vote of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy is necessary for the ratification of the appointment by the Board of Directors of Hansen, Barnett & Maxwell as independent certified public accountants. Representatives of Hansen, Barnett & Maxwell are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         Although shareholder ratification is not required for the selection of Hansen, Barnett & Maxwell as the Board of Directors has the responsibility for selecting the Company's independent certified public accountants, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the shareholders' opinions, which the Board of Directors will take into consideration in future deliberations.

 Audit Fees

         The aggregate fees billed by Hansen, Barnett & Maxwell for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2003 and the reviews of the financial statements included in the Company's form 10-Q's for fiscal year 2003 were approximately $65,496.

 Financial Information Systems Design and Implementation Fees and Other Fees

         Hansen, Barnett & Maxwell has not provided any professional services to the Company in connection with financial information systems design or implementation and has not charged the Company any other fees in addition to its audit fees.

         In addition to the amounts paid to Hansen, Barnett & Maxwell, the Company also incurred charges from Posten, Denny & Killpack of approximately $24,470 for their assistance in preparation of quarterly and annual reports.

         The Board of Directors recommends a vote FOR the ratification of Hansen, Barnett & Maxwell as independent certified public accountants of the Company for the fiscal year ending December 31, 2004.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The executive officers of the Company are as follows:

         Name                       Age     Position with Company
         --------------------       ---     ------------------------------------
         Dr. Ralph M. Richart       70      Chairman of the Board

         Steve T. Laflin            47      President, Chief Executive Officer,
                                            Chief Financial Officer and Director

         Information concerning the business experience of Dr. Richart and Mr. Laflin is provided under the caption "Election of Directors" above.

         All executive officers are elected annually by the Board of Directors to serve until the next annual meeting of the Board of Directors and until their respective successors are chosen and qualified.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

         The following information summarizes annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 2001, 2002 and 2003 of the Chief Executive Officer during those respective years and the other most highly compensated executive officers of the Company with annual income of $100,000 or more (collectively, the "Named Executive Officers"):

                                          SUMMARY COMPENSATION TABLE

                                                                Long-Term
                                                               Compensation
                                                                  Awards
                                       Annual Compensation      Securities
                                       --------------------     Underlying                        All Other
          Name and                                   Bonus       Options           Stock         Compensation
     Principal Position        Year    Salary($)      ($)          (#)         Grants ($) (1)       ($)(2)
 --------------------------    ----    ---------    -------    ------------    --------------    ------------
 Steve T. Laflin (3)           2001    $ 106,885      -0-          -0-              -0-              -0-
 President and CEO             2002    $ 120,000      -0-          -0-              -0-              -0-
                               2003    $ 125,000    $10,000        -0-              -0-              -0-

 David M. Camp (4)             2001    $  75,833      -0-          -0-              -0-            140,000(5)
 President, Chief Executive    2002        -0-        -0-          -0-              -0-              -0-
 Officer and Director          2003        -0-        -0-          -0-              -0-              -0-

 Paul Landers (4)              2001    $  99,567      -0-          -0-              -0-             67,500(5)
 Chief Financial Officer       2002        -0-        -0-          -0-              -0-              -0-
                               2003        -0-        -0-          -0-              -0-              -0-

 ---------------
 (1) Represents the difference between the price paid by the named executive officer and the fair market value of such security on the date of purchase.
 (2) Except as described in Note 5, none of the named executive officers received any perquisites or other personal benefits in 2001, 2002 or 2003 that in the aggregate exceeded $50,000 or 10% of such named executive officer's salary and bonus for such year. See Note (1) above.
 (3) Mr. Laflin was elected by the Board of Directors to serve as President and Chief Executive Officer of I3 in August 2001.
 (4) Dr. Camp resigned as President and Chief Executive Officer in August 2001, and as Chairman of the Board effective April 24, 2002. Mr. Landers resigned as Chief Financial Officer in August 2001.
 (5)     Severance compensation.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information regarding options to purchase Common Stock of the Company granted during the fiscal year ended December 31, 2003 to the Named Executive Officers.

                                                Percent of
                    No. of Securities          Total Options
                    Underlying Options     Granted to Employees      Exercise Price    Expiration
      Name             Granted (#)        in Fiscal Year 2002 (1)      Per Share          Date
 ---------------    ------------------    -----------------------    --------------    ----------
 Steve T. Laflin           -0-                      -                      -               -

 David M. Camp             -0-                      -                      -               -

 Paul Landers              -0-                      -                      -               -


                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


         None of the Named Executive Officers exercised options to purchase Common Stock in 2003. The following table sets forth certain information with regard to the outstanding options to purchase Common Stock as of the end of the year ended December 31, 2003 for the persons named in the Summary Compensation Table above.

                              Shares
                           Acquired on       Value
          Name             Exercise (#)    Realized($)    Exercisable    Unexercisable    Exercisable    Unexercisable
 ----------------------    ------------    -----------    -----------    -------------    -----------    -------------
                                                              Number of Securities
                                                             Underlying Unexercised           Value of Unexercised
                                                               Options at Fiscal              In-the-Money Options
                                                                  Year-End(#)               At Fiscal Year-End($)(1)
                                                             ----------------------         ------------------------
 David M. Camp.........        -0-             -0-             -0-             -0-             -0-             -0-

 Steve T. Laflin.......        -0-             -0-          6,000,000       5,000,000          -0-       $    480,000

 Paul Landers..........        -0-             -0-             -0-             -0-             -0-             -0-

 (1) Based on the last sale price of $.10 of the Company's Common Stock as reported in the pink sheets on December 31, 2003. The exercise price of the options in this table are $.076 per share (1,000,000 shares) and $.02 per share (10,000,000 shares).


                      EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information as of December 31, 2003 about shares of our common stock that may be issued upon the exercise of options, warrants and rights under the Company's 2002 Long Term Incentive Plan, the only equity compensation plan of the Company in effect at that time. This Plan was approved by our public stockholders at our 2003 annual meeting.

                                                               Equity Compensation Plan Information
                                       ------------------------------------------------------------------------------------
                                                                                                  Number of securities
                                                                                                remaining available for
                                          Number of securities         Weighted-average          future issuance under
                                       to be issued upon exercise     exercise price of        equity compensation plans
                                         of outstanding options,     outstanding options,        (excluding securities
 Plan  Category                           warrants and rights        warrants and rights     reflected in the first column)
 ----------------------------------    --------------------------    --------------------    ------------------------------
 Equity compensation plans approved
   by security holders                        16,000,000                   $.025                       4,000,000

 Equity compensation plans not
   approved by security holders                   --                         --                           --

            Total                             16,000,000                   $.025                       4,000,000

 Employment Agreements

         In April 2001, the Company entered into an Employment Agreement with Steve Laflin to serve as the Company's new President and Chief Executive Officer upon Dr. Camp's resignation and Mr. Laflin's election to the President and CEO position by the Board of Directors. Mr. Laflin was elected President and Chief Executive Officer by the Board of Directors in August 2001. Mr. Laflin's agreement provides for a four-year term at a base salary of $125,000. Mr. Laflin is entitled to bonus compensation at the discretion of the Board of Directors and the Compensation Committee. Mr. Laflin received a bonus of $10,000 in 2003. In connection with his Employment Agreement, Mr. Laflin was granted stock options to purchase 1,000,000 shares of the Company's Common Stock at an exercise price of $.076 per share, the fair market value of the Company's Common Stock on the date of grant. Of this amount, 500,000 options vested immediately with the remainder vesting in two equal installments of 250,000 in April 2002 and April 2003, respectively. Additionally, in March 2002, Mr. Laflin was granted 10,000,000 new options at $.02 per share. Of these shares, 2,500,000 shares vested immediately and the rest vest in equal installments in February 2003, 2004 and 2005.

 Compensation of Directors

         Employee directors of the Company do not receive additional cash compensation for their services as directors. Prior to its initial public offering, the Company did not pay director's fees but did reimburse directors for their expenses. Following the Company's initial public offering and until January 2001, the Company paid each non-employee director $500 per meeting for their services as directors. The Company continues to reimburse directors for all expenses incurred in connection with their activities as directors. Non-employee directors and employee directors of the Company are entitled to receive certain stock option awards under the Company's 2002 Amended and Restated Long Term Incentive Plan. During 2003, the Company granted 1,000,000 stock options with an exercise price of $.03 per share to each of its outside directors, Dr. Richart and Mr. Grosso.

 Certain Transactions

         In January 2004 seven shareholders of the Company, including directors Dr. Ralph Richart and Mr. Chris Grosso, loaned a total of $650,000 to the Company. The notes mature on December 30, 2005, bear interest at 6% per annum and are convertible to common stock by the noteholders at any time at a conversion price of $.18 per share.

         Mr. Randall O'Kane and Mr. Keith Allberg, who were originally elected as directors at the Company's 2001 annual meeting, are each founding members of RadQual, LLC. The Company and entered into a contract with RadQual pursuant to which I3 will manufacture nuclear medicine, reference and calibration standards sources for RadQual. The contract has an estimated yearly value of $1,300,000 to RadQual. Mr. Allberg resigned as a director in January, 2003 and Mr. O'Kane did not stand for re-election at the 2003 annual meeting in April 2003.

         The Company believes that all prior transactions and loans between the Company and its officers, directors and 5% or greater stockholders have been on terms no less favorable than could be obtained by the Company from unaffiliated third parties. All future transactions between the Company and its officers, directors and 5% or greater stockholders will be on terms no less favorable than can be obtained by the Company from unaffiliated third parties and will be approved by a majority of the independent, disinterested directors of the Company.

                            REPORT OF AUDIT COMMITTEE

 General

         The Audit Committee currently consists of two (2) members, neither of which serve as executive officers of the Company. Set forth below is a report prepared by Messrs. Richart and Grosso in their capacity as the Audit Committee addressing the Company's audit policies for the fiscal year 2003.

         The Audit Committee has: (i) reviewed and discussed the audited financial statements of the Company with Company management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 as may be modified or supplemented; and
 (iii) received certain disclosures from the auditors regarding the auditors' independence as required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with the auditors the auditors' independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year 2003. The Audit Committee has adopted a written charter.

         Dr. Richart and Mr. Grosso each meet the NASDAQ definition of an independent director. Although each is well versed in financial matters, neither of the members of the Audit Committee currently meet the SEC definition of an "audit committee financial expert."

                                         Submitted by the Audit Committee of
                                         the Board of Directors

                                         Christopher Grosso, Chairman
                                         Dr. Ralph M. Richart


                          ANNUAL REPORT ON FORM 10-KSB

         UPON WRITTEN REQUEST OF ANY BENEFICIAL SHAREHOLDER OR SHAREHOLDER OF RECORD, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 (INCLUDING THE EXHIBITS, FINANCIAL STATEMENTS, AND THE SCHEDULES THERETO) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM STEVE T. LAFLIN, PRESIDENT, 4137 COMMERCE CIRCLE, IDAHO FALLS, IDAHO 83401. A COPY OF SUCH FORM 10-KSB ACCOMPANIED THIS PROXY STATEMENT SENT TO SHAREHOLDERS IN CONNECTION WITH THE ANNUAL MEETING.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals to be presented at the 2005 Annual Meeting of Shareholders, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting, must be received by the Company at its offices in Idaho Falls, Idaho, addressed to the Secretary of the Company, not later than December 31, 2004. Such proposals must comply with the Bylaws of the Company and the requirements of Regulation 14A of the Securities Exchange Act of 1934.

                                  OTHER MATTERS

         At the date of this Proxy Statement, management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the meeting. If any other matters should come before the meeting, the persons named in the accompanying form of Proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                            By Order of the Board of Directors


                                            /s/ Steve T. Laflin
                                            -------------------
                                            STEVE T. LAFLIN
                                            President and CEO
Dated: May 14, 2004

                                      PROXY
           THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF INTERNATIONAL ISOTOPES INC.

         The undersigned hereby appoints: Ralph M. Richart and Steve T. Laflin, as proxies, and hereby authorizes each of them to represent and to vote, as designed on the reverse side, all of the shares of Common Stock of International Isotopes Inc. held of record by the undersigned on April 20, 2004 at the Annual Meeting of Shareholders to be held on June 25, 2004, or any adjournment thereof.

         The Board of Directors recommends that you vote FOR the nominees and the proposals listed hereon. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the nominees and the proposals.

 (Please see reverse side)

 1.      To elect three (3) Directors.

                                                    WITHOLD
                   FOR all nominees                AUTHORITY
                     listed below               to vote for all
                   (except as marked                nominees
                     to contrary)                 listed below

                          | |                         | |


 INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

 Ralph M. Richart, Steve T. Laflin, Christopher Grosso.


 2. Proposal to ratify the Board of Directors selection of Hansen, Barnett & Maxwell LLP as independent auditors.

                  FOR              AGAINST            ABSTAIN

                  | |                | |                | |


 3. In their direction to vote upon such other business as may properly come before the meeting.

 DATED:_____________________________, 2004.




 _______________________________________________________________________________
                           (SIGNATURE OF SHAREHOLDER)


 _______________________________________________________________________________
                           (SIGNATURE IF HELD JOINTLY)


 Please sign exactly as name appears hereon. When shares are held by joint tenants both should sign. when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other officer. If a partnership, please sign in partnership name